                                                                   Exhibit 10.9


                              SECOND AMENDMENT TO
                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT

         This SECOND AMENDMENT TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT (this "Second Amendment") is made as of March 17, 1997 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); CITADEL BROADCASTING COMPANY, a Nevada corporation ("Citadel"); DESCHUTES ACQUISITION CORPORATION, a Nevada corporation ("DAC"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer") BANK OF AMERICA ILLINOIS, an Illinois banking corporation formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT
F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co-Investors"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); and JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors").

                                    RECITALS

         A. As of June 28, 1996, certain parties to this Second Amendment entered into that certain Securities Purchase and Exchange Agreement (as amended by the First Amendment thereto dated as of December 31, 1996 and as supplemented by the Agreement Regarding Facility A Advances dated as of the date of this Second Amendment among the Company, ABRY and ABRY/CIP, the "Securities Purchase and Exchange Agreement"). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to those terms in the Securities Purchase and Exchange Agreement.

         B. In connection with their entry into a letter agreement dated the date of this Agreement, the parties to the Securities Purchase and Exchange Agreement have agreed to make certain changes to the terms thereof.

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Second Amendment agree as follows:

         1.   AMENDMENTS.

              (a) Section 1 of the Securities Purchase and Exchange Agreement is amended to add the following additional defined terms and the accompanying definitions:

                             "BACK-UP TRUSTEE" means a "Back-Up Trustee," as
                  that term is defined in the Voting Trust Agreement.

                           A "QUALIFIED STATION ACQUISITION" means

                           (a) the Tele-Media Acquisition,

                           (b) the Sabre Communications Acquisition, or

                           (c) any other direct or indirect acquisition by the
                  Company or any Subsidiary of all or substantially all of the assets of any radio station by means of a transaction of a type described in clause (b)(i) or (b)(ii) of Section 11, or any arrangement by the Company or any Subsidiary of a type described in clause (b)(iii) of Section 11 with respect to any radio station, which is consummated after March 17, 1997, so long as (i) the aggregate fair value of the consideration payable by the Company and the Subsidiaries in connection with such transaction and all related transactions of any such type with any single Person or two or more affiliated Persons is not greater than $30,000,000, (ii) if such aggregate fair value is greater than $10,000,000, then the amount of such aggregate fair value is not greater than the product of 12 multiplied by the net operating cash flow of the radio station in question (together with the net operating cash flow of all radio stations which are the subject of such transaction or any related transaction of any such type with any single Person or two or more affiliated Persons, and in each case giving pro forma effect to all cost and expense reductions or increases reasonably expected to be realized following such acquisition, to the extent such pro forma adjustments are approved by holders of a majority of the Series D Preferred Stock) for the twelve full calendar months ending prior to the date upon which the Company or the Subsidiary in question entered into a definitive agreement to consummate such transaction, and (iii) such transaction or series of related transactions is consummated solely with the proceeds of Indebtedness which the Company or any Subsidiary incurs in a manner which does not require a Consent pursuant to clause (f) above and cash on hand.

                  For purposes of this definition, the "net operating cash flow" of any radio station for any period will have the same meaning with respect to such radio station as Operating Cash Flow (as that term is defined in the Stockholders Agreement) has with respect to the Company for any period. No holder of Series D Preferred Stock will unreasonably withhold the approval of pro forma adjustments described in the preceding paragraph.

                           A "QUALIFIED STATION DISPOSITION" means any sale, conveyance, lease, exchange or other disposition by the Company or any Subsidiary (in each case, a "DISPOSITION TRANSACTION") of any assets of any broadcast radio station, or the equity securities of any Subsidiary which owns only the assets of one or more broadcast radio stations, which were the subject of a Qualified Station Acquisition, so long as the fair value of the consideration received by the Company and its Subsidiaries (other than any Subsidiary the equity securities of which are being so disposed of), net of related fees, taxes and expenses, is not less than the fair value of the consideration furnished by the Company and/or its Subsidiaries with respect to such radio station in the Acquisition Transaction for such radio station, plus the amount of fees and expenses incurred by the Company and the Subsidiaries in connection with such Qualified Station Acquisition. For purposes of this definition, if more than one radio station is acquired or disposed of by the Company or any Subsidiary in any Qualified Station Acquisition or Disposition Transaction or in any series of related Qualified Station Acquisitions or Disposition Transactions, then, for purposes of this definition, the consideration paid or received by the Company and the Subsidiaries in such transaction(s), and the fees and expenses incurred by them in connection with such transaction(s), shall be deemed to have been paid, received or incurred by them pro rata, in proportion to the respective fair values of such radio stations at the time of such transaction(s). For purposes of this definition, the fair value of any consideration will be based upon any independent appraisal thereof performed in connection with the transaction in question; if no such appraisal has been performed, the same will be based on any reasonable allocation made by the parties thereto, if their interests with respect to such allocation are adverse; and if no such appraisal or allocation is performed, then such fair value will be the amount determined by the Company and approved by the holders of a majority of the Series D Preferred Stock. No holder of Series D Preferred Stock will unreasonably withhold any approval described in the preceding sentence.

                           "SABRE COMMUNICATIONS ACQUISITION" means the acquisition by a Subsidiary of the Company of all of the then-outstanding capital stock and other equity securities of Sabre Communications, Inc. ("Sabre") for aggregate consideration consisting solely of shares of a series of the Company's preferred stock (the shares being so issued being the "Sabre Shares"), so long as:

                           (a)  Sabre and/or one or more of its
                  Subsidiaries then owns and operates radio stations WHTO FM and WZXR FM (each, Williamsport, Pennsylvania), WRQK FM (Canton, Ohio), WPIG FM and WHDL AM (each, Olean, New York), and WNKI FM, WPGI AM and WQIX AM (each, Elmira, New York), and operates under local marketing or similar arrangements and has options to acquire radio stations WILQ FM, WLYC

                  FM and WLYC AM (each, Williamsport, Pennsylvania) and WCXR FM (Lewisburg, Pennsylvania);

                           (b) the Sabre Shares are issued in a quantity and have terms such that the Sabre Shares are convertible into not more than 275,000 shares of Class A Common (subject to antidilution adjustments which are comparable to those applicable to the Series E Preferred) and the aggregate initial liquidation value of the Sabre Shares is not greater than $5,500,000;

                           (c) the terms and conditions relating to the Sabre Shares and their issuance, including rights granted to the holders thereof by contract or otherwise, are not less favorable to the Company, its Subsidiaries and its other stockholders than the terms and conditions relating to the issuance of Class E Common pursuant to the Merger Agreement;

                           (d) the sum of the consolidated indebtedness for borrowed money of Sabre and its Subsidiaries, the aggregate amount of any deferred purchase price payable by them in connection with any radio station acquisition and the aggregate exercise price payable in connection with the exercise of the options described in clause (a) above (whether or not any such option has been exercised) at the time of such acquisition does not exceed $11,300,000; and

                           (e) such acquisition has been approved by the prior vote or written consent of a majority of the members of the Board of Directors.

                           "SABRE COMMUNICATIONS FINANCING" means the issuance of the Sabre Shares as described in the definition of the term "Sabre Communications Acquisition."

                           "SABRE SHARES" has the meaning set forth in the definition of the term "Sabre Communications Acquisition."

                           "TELE-MEDIA ACQUISITION" means the purchase and sale of certain capital stock proposed to be consummated by the Company and/or its Subsidiaries on material terms and conditions which are not less favorable to the Company and its Subsidiaries than those set forth in the draft (dated March 13, 1997) of the Agreement of Purchase and Sale proposed to be entered into among the Company, Citadel, Tele-Media Broadcasting Company, Tele-Media Broadcasting Company of Centre Region, Tele-Media Broadcasting Holding Corporation and the shareholders of the latter three corporations, so long as such purchase and sale is consummated on or prior to February 28, 1998.

                           "TELE-MEDIA FINANCING" means transactions necessary for the Company and its Subsidiaries to obtain the funds necessary to pay the purchase price and expenses to be incurred by them in connection with the Tele-Media Acquisition, by means of the issuance of approximately $100,000,000 in face amount of Senior Subordinated Notes, and approximately $100,000,000 in face amount of Exchangeable Preferred Stock, of the Company, as such financing transactions are more particularly described in the Citadel Communications Corporation, Presentation to The Board of Directors dated February 14, 1997 prepared by Prudential Securities, so long as such financing transactions are consummated on or prior to February 28, 1998.

                           "VOTING TRUSTEE" means the "Trustee," as that term
                  is defined in the Voting Trust Agreement.

                           "VOTING TRUST AGREEMENT" means the Voting Trust
                  Agreement dated as of March 17, 1997 among the Company, ABRY, ABRY/CIP, the initial Trustee named therein and the initial Back-Up Trustees named therein, as in effect from time to time.

                  (b) Section 1 of the Securities Purchase and Exchange Agreement is further amended by amending and restating in its entirety the definition of the term "FINOVA Credit Agreement" as follows:

                           "FINOVA CREDIT AGREEMENT" means the Loan Agreement
                  dated as of October 9, 1996 among Citadel, certain other Borrowers referred to therein, NationsBank of Texas, N.A., The First National Bank of Boston, Union Bank, The Bank of New York and FINOVA Capital Corporation, a Delaware corporation, in its individual capacity and as agent for all lenders, as amended by First Amendment to Loan Instruments dated as of December 31, 1996 and Second Amendment to Loan Instruments dated February 14, 1997, and as the same may be further amended, supplemented or modified in a manner which is not prohibited by either this Agreement or the Voting Agreement.

                  (c) Section 10.b.iii. of the Securities Purchase and Exchange Agreement is amended and restated in its entirety to read as set forth on the attached Exhibit A.

                  (d) Section 11 of the Securities Purchase and Exchange Agreement is amended and restated in its entirety to read as set forth on the attached Exhibit B.

                  (e) Section 13.c.ii. of the Securities Purchase and Exchange Agreement is amended and restated to read in its entirety as follows:

                   ii. if to the Company or Citadel, at 140 South Ash
              Avenue, Tempe, Arizona 85281, and to 1015 Eastman Drive, Bigfork, Montana 59911.

         2.   FACILITY A NOTES.

              (a) ABRY and ABRY/CIP have made, or soon after the date hereof will make, Facility A Advances in the aggregate amount of $1,000,000, the proceeds of which Facility A Advances have been or will be used to make certain non-refundable payments to the sellers in connection with Citadel's entry into a definitive agreement to consummate the Tele-Media Acquisition and thereafter as required by such agreement. ABRY and ABRY/CIP hereby waive the fifteen (15) business days' prior written notice requirement set forth in Section 4.g.v of the Securities Purchase and Exchange Agreement with respect to such Facility A Advances, so long as such Facility A Advances are made on or prior to March 31, 1997. ABRY and ABRY/CIP agree that such Facility A Advances will not be deemed to have been made for purposes of the application of the first sentence of Section 4.g.v. of the Securities Purchase and Exchange Agreement.

              (b) ABRY, ABRY/CIP and the Company anticipate that the Company will request that ABRY and ABRY/CIP provide Facility A Advances in the aggregate amount of not greater than $1,000,000, the proceeds of which Facility A Advances will be used to make a deposit in escrow in connection with the Company's (and/or one or more Subsidiaries') entry into a definitive agreement to consummate the Sabre Communications Acquisition. ABRY and ABRY/CIP agree that such Facility A Advances will not be deemed to have been made for purposes of the application of the first sentence of Section 4.g.v. of the Securities Purchase and Exchange Agreement.

              (c) Notwithstanding the terms and conditions of the Securities Purchase and Exchange Agreement and the Facility A Notes: (i) contemporaneously with the consummation of the Tele-Media Acquisition, the Company and Citadel will cause a portion of the proceeds of the related financing to be applied to the prepayment in full of the entire unpaid principal amount of, and all unpaid accrued interest in respect of, all Facility A Notes which are then outstanding, and (ii) effective at the time of such consummation, the Facility A Commitments shall terminate and be of no further effect, and ABRY and ABRY/CIP shall have no further obligations to make Facility A Advances to the Company.

         3. VOTING TRUST. On the date hereof, ABRY and ABRY/CIP have contributed the shares of the Company's capital stock which are held by them, and have agreed to contribute all other shares of the Company's capital stock which hereafter may be acquired by them, to a voting trust (the "Voting Trust") established pursuant to a Voting Trust Agreement dated as of the date hereof among the Company, ABRY, ABRY/CIP and the initial Voting Trustee thereunder. For purposes of the Securities Purchase and Exchange Agreement, ABRY and ABRY/CIP (and any Persons who from time to time may hold Voting Trust Certificates issued in respect of capital stock of the Company held in the Voting Trust), as the beneficial owners of the capital stock in the Voting Trust, will be deemed to hold the capital stock of the Company which is held in the Voting Trust.

         4. CHOICE OF LAW. It is the intention of the parties that the internal laws, and not the laws of conflicts, of Arizona should govern the enforceability and validity of this Second Amendment, the construction of its terms and the interpretation of the rights and duties of the parties; provided, however, that the laws of the State of Nevada shall govern the relationship between the Company and its stockholders.

         5. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

               [SIGNATURE PAGE FOR SECOND AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                        CITADEL COMMUNICATIONS CORPORATION


                                        By  /s/ Lawrence R. Wilson
                                           -------------------------------
                                           Its President
                                              ----------------------------


                                        CITADEL BROADCASTING COMPANY


                                        By  /s/ Lawrence R. Wilson
                                           -------------------------------
                                           Its President
                                              ----------------------------


                                        ABRY BROADCAST PARTNERS II, L.P.

                                        By ABRY CAPITAL, L.P.
                                           Its  General partner

                                           By ABRY HOLDINGS, INC.
                                              Its General Partner

                                              By /s/ Royce Yudkoff
                                                 -------------------------
                                              Its President
                                                 -------------------------

                                        ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                                        By ABRY CAPITAL, L.P.
                                           Its General partner

                                           By ABRY HOLDINGS, INC.
                                              Its General Partner

                                              By /s/ Royce Yudkoff
                                                 -------------------------
                                              Its President
                                                 -------------------------

               [SIGNATURE PAGE FOR SECOND AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                 BAKER, FENTRESS & COMPANY

                                 By /s/ Scott E. Smith
                                   -------------------------------------
                                    Its
                                       ---------------------------------

                                 OPPENHEIMER & CO., INC.

                                 By  /s/ Rob Blum
                                   -------------------------------------
                                    Its  Assistant Secretary
                                       ---------------------------------

                                 BANK OF AMERICA ILLINOIS

                                 By  /s/ Robert F. Perille
                                   -------------------------------------
                                    Its
                                       ---------------------------------

                                 BOFA CO-INVESTORS:

                                       *
                                 ---------------------------------------
                                 Christopher J. Perry

                                       *
                                 ---------------------------------------
                                 Robert F. Perille

                                       *
                                 ---------------------------------------
                                 M. Ann O'Brien

                                       *
                                 ---------------------------------------
                                 Ford S. Bartholow

                                       *
                                 ---------------------------------------
                                 Jeffrey M. Mann

                                       *
                                 ---------------------------------------
                                 Matthew W. Clary

                                       *
                                 ---------------------------------------
                                 Sheryl E. Bartol

                                       *
                                 ---------------------------------------
                                 Andrea P. Joselit


                               * By:  Robert F. Perille
                                    ------------------------------------
                                    Name:
                                    Attorney-In-Fact

               [SIGNATURE PAGE FOR SECOND AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]


                               ENDEAVOUR:

                               THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP

                               By DVS Management, Inc.
                                  Its General Partner

                               By  /s/ John von Schlegell
                                 ---------------------------------------
                                  Its Managing Partner
                                     -----------------------------------

                               ENDEAVOUR CO-INVESTORS:


                               /s/ Joseph P. Tennant
                               -----------------------------------------
                               Joseph P. Tennant


                               THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                               By: /s/ Richard M. Schafbuch
                                  --------------------------------------
                                   Richard M. Schafbuch, Trustee

                               By: /s/ Susan P. Schafbuch
                                  --------------------------------------
                                   Susan P. Schafbuch, Trustee

                               BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP

                               By  /s/ Stephen E. Babson
                                  --------------------------------------
                                   Its General Partner
                                      ----------------------------------


                               /s/ Tal Johnson
                               -----------------------------------------
                               Tal Johnson

                               /s/ Edward T. Hardy
                               -----------------------------------------
                               Edward T. Hardy

                               /s/ Ralph W. McKee
                               -----------------------------------------
                               Ralph W. McKee

                                                                     EXHIBIT A


                  11. ACTIONS REQUIRING SUPERMAJORITY APPROVAL. Without the prior vote or written consent of the holders of a majority of the Series D Preferred Stock (each a "Consent"), the Company shall not take and shall not permit any Subsidiary to take any of the following actions:

                  (A)  TRANSFERS; DISPOSITIONS. Other than pursuant to
Section 6 of the Stockholders Agreement, sell, convey, lease (as lessor), exchange or otherwise dispose of or transfer in any fiscal year, any portion of or any interest in any property of the Company or any Subsidiary in the aggregate having a fair market value of more than $5,000,000; provided that no Consent shall be required for any Qualified Station Disposition (as that term is defined below).

                  (B) ACQUISITIONS; INVESTMENTS; CERTAIN OTHER TRANSACTIONS. Other than in a Qualified Station Acquisition:

                  (i) directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire, directly or indirectly, all or any substantial portion of the assets, Equity Securities or business of any Person or any radio station, or otherwise combine with any Person (in each case other than the Company or any wholly owned Subsidiary of the Company);

                  (ii) Purchase or otherwise directly or indirectly acquire, hold or invest in the Equity Securities of any other Person (other than any wholly-owned Subsidiary of the Company), or make any loan to, or enter into any arrangement for the purpose of directly or indirectly providing funds or credit to, or make any other investment, whether by way of capital contribution, time deposit or otherwise, in, through or with any Person (other than any wholly owned Subsidiary of the Company), other than up to $100,000 in aggregate principal amount outstanding at any time of loans made to other Persons in the ordinary course of business; or

                  (iii) Enter into any joint venture agreement, or enter into local marketing, time brokerage or similar arrangement if such arrangement is entered into in connection with the grant of an option to purchase or agreement to purchase the station that is the subject of such arrangement.

                  (C) ISSUANCE OR REPURCHASE OF EQUITY SECURITIES. Except for any issuance described in any of clauses (ii) through (vi) of Section 2.4 of the Stockholders Agreement or any issuance of Equity Securities as part of the Tele-Media Financing or the Sabre Communications Financing, any issuance upon the conversion, exercise or exchange in accordance with its terms of any Equity Security issued in accordance with this Section 1(c), the grant of any option pursuant to the 1996 Equity Incentive Plan or any other stock option plan which is approved by the holders of a majority of the Series C Preferred Stock after the date hereof, or any repurchase pursuant to any of Sections 3, 4 and 5 of the Stockholders Agreement:

                  (i) authorize, issue or enter into any agreement, stock option, incentive, compensation or other plan or arrangement providing for the issuance (contingent or otherwise) of any Equity Securities, whether for cash or for non-cash consideration (provided that this clause (i) will not apply to any issuance of Equity Securities of any Subsidiary of the Company to the Company or any wholly-owned Subsidiary of the Company),

                  (ii) redeem, repurchase or otherwise retire any of the Company's Equity Securities, other than (A) the Class A Common Stock owned by certain members of management of the Company or any Subsidiary (other than Wilson) upon the termination of the employment thereof (which such repurchases shall not in the aggregate exceed $500,000 in an amount during any twelve-month period) or (B) any payment in respect of any Facility A Note, or

                  (iii) with respect to the Company, make any dividend, distribution or other stockholder expenditures with respect to any Equity Securities or apply any of its assets to the purchase, redemption or other retirement of, or set apart any sum or any non-cash consideration for the payment of, or make any other distributions or reduction or capital or otherwise in respect of any of its Equity Securities or in respect of any Facility A Note; provided, that this clause (iii) shall not apply to any Subsidiary.

                  (D) AMENDMENT OF CERTIFICATE OF INCORPORATION; BYLAWS. Except as contemplated by Section 4(g) of the Securities Purchase and Exchange Agreement, make any amendment to the certificate or articles of incorporation or the bylaws of the Company or any of its Subsidiaries, or file any resolution of the Board or the board of directors of any Subsidiary designating or amending the terms of any Additional Preferred Stock.

                  (E) PUBLIC OFFERINGS. Except as part of the Tele-Media Financing, issue, sell or offer to sell any of the securities of the Company or any Subsidiary in a public offering that is registered under the Securities Act.

                  (F)  INDEBTEDNESS; AMENDMENT OF DEBT DOCUMENTS.

                  (i) Create, incur, issue, assume, become liable with respect to, or extend that maturity of, or permit any Subsidiary to create, incur, issue, assume, become liable with respect to, or extend the maturity of any Indebtedness for Borrowed Money (as defined in the Securities Purchase and Exchange Agreement) except:

                       1) Up to $150,000,000 in principal amount of Indebtedness for Borrowed Money outstanding at any time and incurred pursuant to the FINOVA Credit Agreement (or pursuant to a replacement facility entered into in connection with the

         Tele-Media Acquisition which (i) permits all or a portion of the amounts of prior borrowings which have been repaid to be reborrowed to pay the purchase price and expenses associated with radio station acquisitions, and (ii) otherwise has terms and conditions not less favorable to the Company and its Subsidiaries than the terms and conditions of the FINOVA Credit Agreement) and any notes issued pursuant thereto, and all Indebtedness for Borrowed Money outstanding as of the date hereof and disclosed on Schedule to this Agreement;

                           2)  the Facility A Notes;

                           3) any Indebtedness for Borrowed Money pursuant to a Permitted Senior Substitution (as defined in the Securities Purchase and Exchange Agreement);

                           4) Indebtedness for Borrowed Money incurred as part of the Tele- Media Financing or the Sabre Communications Financing; and

                           5) other Indebtedness for Borrowed Money in an aggregate principal which does not exceed $3,000,000 at any time; and

         the Company will not, and will not permit any Subsidiary to, extend the maturity of any Indebtedness for Borrowed Money described in clause (A) or (C) above without Consent.

                  (ii) Amend, supplement, modify or waive in any material respect, any term or provision of the FINOVA Credit Agreement, the Facility A Notes or any other agreement or arrangement relating to Indebtedness for Borrowed Money (other than (A) to add any wholly-owned Subsidiary of the Company as a party thereto or as an additional guarantor of the Indebtedness for Borrowed Money incurred thereunder,
         (B) to identify, refer to or reflect any Person, radio station or assets acquired, or to effect any required deletion so that such agreement or arrangement no longer identifies, refers to or reflects any Person, radio station or assets disposed of, in any Qualified Station Acquisition or Qualified Station Disposition), (C) to amend
         Exhibit 1E to the FINOVA Credit Agreement to remove Peggy Koenig, Royce Yudkoff and Jay Grossman and to refer to the members of the Board of Directors the expenses of whom are reimbursed by the Company, each Observer, the Voting Trustee and the Back-Up Trustees, or (D) to modify the exhibits to the FINOVA Credit Agreement to reflect the addition of liabilities and expenses undertaken in connection with any Qualified Station Acquisition, to the extent such liabilities and expenses are not material to the acquired stations(s) in question); or

                  (G) AGREEMENT; COMMITMENT. Agree or commit to take any action which, by reason of any of clauses (a) through (f) above, would require Consent.

                                                                     EXHIBIT B



                  iii.  Attendance at Board Meetings.

                        A. For purposes of this Section, a "Qualifying Investor" means any holder of Underlying Common Stock which at the time in question, either alone or together with its Affiliates, holds Underlying Common Stock which is neither BFC Underlying Common Stock (as that term is defined in the Voting Agreement) nor Endeavour Underlying Common Stock (as that term is defined in the Voting Agreement) and which represents not less than 10% of the Underlying Common Stock.

                        B. The Company will give each Qualifying Investor written notice of each meeting of the Board of Directors, the board of directors of any Subsidiary (each a "Sub Board") or any committee of the Board of Directors or of any Sub Board, at the same time and in the same manner as notice is given to the directors who are members thereof (which notice shall be promptly confirmed in writing to each Qualifying Investor if such notice is not given to such directors in writing) and, in any event, a sufficient time to permit a person designated by such Qualifying Investor a reasonable opportunity to attend such meeting (or to listen to such meeting by telephone, in the case of a telephonic meeting).

                        C. The Company shall permit, and shall cause each Subsidiary to permit, a representative of each Qualifying Investor (each an "Observer") to attend (or, in the case of a telephonic meeting, to listen by telephone to) each meeting of its board of directors or any committee thereof as an observer. The Company shall pay the reasonable out-of-pocket expenses incurred by each Observer in connection with attending the meetings of the Board of Directors, any Sub Board and any committees thereof.

                        D. Each Observer shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with any such meeting at the same time as such materials and information are given to the directors in question and, in any event, will be informed by the Company as to the material terms and conditions of each Qualified Station Acquisition or Qualified Station Disposition which is effected or proposed to be effected.

                        E. If the Company or any Subsidiary proposes to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, then the Company shall give written notice of such action to the person then most-recently designated by each Qualified Investor as an Observer, prior to the effective date of such consent, describing in reasonable detail the nature and substance of such action.

                        F. Nothing contained herein shall be construed to entitle an Observer to do any more than monitor the meeting activities of the Board of Directors, any Sub Board or any committee thereof; no Observer shall be entitled to participate in any such meeting by voicing comments or suggestions with respect to matters being considered in the meeting or documents relating thereto.